FOR IMMEDIATE RELEASE
Exhibit 99.1

Investors contact:	Media contact:
Linda Snyder 408/588-8405 Linda_snyder@hyperion.com	Robert Schettino 408/588-8179 Robert_schettino@hyperion.com
HYPERION REPORTS SOLID FISCAL FIRST QUARTER RESULTS
License Revenue Growth and Margin Expansion Drive 14% Growth in Net Income
Santa Clara, Calif., October 20, 2005 - Hyperion Solutions (Nasdaq: HYSL), the global leader in Business Performance Management software, today announced financial results for its fiscal first quarter ended September 30, 2005.
          Total revenues for the quarter increased 7% to $170.2 million, compared to $159.5 million for the same period a year ago. Software license revenue increased 5% to $60.5 million, compared to $57.4 million for the same period a year ago, while maintenance and services revenue grew 7% to $109.7 million, compared to $102.1 million in the year-ago period.
          The company’s first quarter net income, as reported in accordance with U.S. generally accepted accounting principles (GAAP), increased 14% to $13.3 million, or $0.33 per diluted share, compared to net income of $11.6 million, or $0.29 per diluted share, for the first quarter of fiscal 2005.
          First quarter non-GAAP net income increased 27% to $19.9 million, or $0.49 per diluted share, excluding the impact of charges, net of related tax, for the amortization of purchased intangible assets and equity-based compensation as required by SFAS 123R. These results compare to non-GAAP net income of $15.7 million, or $0.39 per diluted share, for the first quarter of fiscal 2005.
          Hyperion’s balance sheet reflects cash and short-term investments totaling $436.5 million at September 30, 2005. This compares to $440.7 million in cash and short-term investments at June 30, 2005. Cash flow from operations for the quarter was $36.4 million. The company used cash of $45.9 million to repurchase stock during the quarter, as part of a $125 million stock repurchase program announced in May 2005. Days sales outstanding (DSO) improved 4 days sequentially to 63 days.
          “These results reflect the strongest performance our team has ever achieved in our fiscal first quarter,” said Godfrey R. Sullivan, Hyperion’s president and chief executive officer. “Revenue growth was driven by healthy demand for our Business Performance Management solutions as customers and partners increasingly recognize Hyperion as one of their strategic vendors. We continued to expand profitability and increased net income 14% over last year.
          “Along with another quarter of solid financial results, we began shipping Hyperion System 9 in late September, a major milestone in our product innovation,” continued Mr. Sullivan. “Hyperion System 9 is the industry’s first and only performance management solution to integrate financial management applications with a BI platform, putting us years ahead of the competition.”

Hyperion Reports Q1 FY06 Results	p. 2
Business Outlook
          Hyperion also reported today its outlook for the second quarter of fiscal year 2006. On a GAAP basis, the company currently expects total revenues in the range of $184 million to $189 million and diluted earnings per share in the range of $0.36 to $0.41. This outlook assumes an effective tax rate of 35% and diluted shares outstanding of 41 million.
          Excluding the impact of the amortization of purchased intangible assets and equity-based compensation expense, the company expects diluted earnings per share on a non-GAAP basis for the second quarter in the range of $0.51 to $0.56.
Reconciliation of GAAP to Non-GAAP Diluted Earnings per Share for Business Outlook

Projected Q2 FY06 GAAP Diluted Earnings per Share	$0.36 - $0.41

Plus:

Amortization of purchased intangible assets	0.06
Equity-based compensation expense	0.17
Less: Income tax effect of non-GAAP adjustments	(0.08)

Projected Q2 FY06 Non-GAAP Diluted Earnings per Share	$0.51 - $0.56

A reconciliation of our historical non-GAAP information as well as a discussion of information investors should consider when reviewing our non-GAAP information follows the attached financial statements.
Other Recent Developments
Other recent company developments include:
•	Won major customer contracts at BBV Bancomer (Mexico), Biogen Idec, BT Group (UK), Carlson, Chevron Corporation, Genzyme Corporation, Groupe CGI (Canada), Le Duff Groupe (France), Ohio Bureau of Workers’ Compensation, s. Oliver Bernd Freier GmbH & Co. (Germany), Starwood Hotels and Resorts Worldwide Inc., and VT Group (UK).

•	Began shipping Hyperion System 9, the most comprehensive performance management solution ever and the first to integrate financial management applications with a BI platform into a modular system that will adapt to any business need.

•	Hyperion Essbase was named as one of the 10 most influential technology innovations of the last 10 years by Information Age magazine in its August 2005 issue.

•	Included in the Information Week 500 listing of the most strategic users of information technology across 21 industries in the U.S. Information Week cited the merits of Hyperion’s internal IT practices, its use of its own Business Performance Management solutions, and its dedication to corporate social responsibility.

Hyperion Reports Q1 FY06 Results	p. 3
•	Appointed former Gartner Fellow Howard Dresner as Chief Strategy Officer. Dresner will guide the development and evolution of Hyperion’s business strategy, and also serve as an advocate and spokesperson on BI and performance management topics.
Conference Call and Webcast
          Hyperion’s executive management will host a conference call at 5:00 p.m. ET today to discuss these financial results. The conference call and slide presentation will be webcast live with access from the Investor Relations section of the Hyperion Web site at www.hyperion.com. A replay of the webcast will also be available from the company’s Web site.
About Hyperion
Hyperion Solutions Corporation is the global leader in Business Performance Management software. More than 10,000 customers rely on Hyperion software to provide visibility into how their businesses are performing and to help them plan and model to improve that performance. Using Hyperion software, customers collect data, organize and analyze it, then communicate it across the enterprise. Hyperion offers the industry’s only Business Performance Management solution that integrates financial management applications with a business intelligence platform into a single system.
Named one of the FORTUNE 100 Best Companies to Work For (2004), Hyperion serves global customers in 45 countries. A network of more than 600 partners provides the company’s innovative and specialized solutions and services. Hyperion generated revenues of $703 million for the fiscal year that ended June 30, 2005 and is traded under the Nasdaq symbol HYSL. For more information, please visit www.hyperion.com.
Forward-Looking Statements
Statements in this press release relating to the future, including those related to our “Business Outlook,” are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by terminology such as, “may,” “will,” “should,” “potential,” “estimated,” “projects,” “anticipate,” “plans,” “expects,” “believes” and similar expressions. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements. These factors include, without limitation, our failure to successfully drive increases in software license revenue (by both increasing sales of newer products, and limiting fall off of older product revenue), significant product quality problems, failure to successfully drive partner revenue, lower than expected customer adoption rates for System 9, significant strengthening of the dollar against key European currencies, the impact of competitive products and pricing, a decline in customer demand and technological shifts. For a more detailed discussion of factors that could affect the company’s performance and cause actual results to differ materially from those anticipated in the forward-looking statements, interested parties should review the company’s filings with the Securities and Exchange Commission, including the Report on Form 10-K filed on August 31, 2005. The company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.
# # #
Hyperion Solutions Corporation

Hyperion Reports Q1 FY06 Results	p. 4
Non-GAAP Results
(In thousands except for per share data and percentages)
The following table reflects Hyperion’s non-GAAP results reconciled to GAAP results as included in this release.

	Three Months Ended
	September 30,	September 30,
	2005	2004

GAAP Net Income	$13,292	$11,613

Plus:
Amortization of purchased intangible assets	2,408	2,039
Equity-based compensation expense	7,790	933
Restructuring costs (credits)	(100)	3,069
Deferred maintenance revenue adjustment	—	194
Less: Income tax effect of non-GAAP adjustments	(3,534)	(2,182)

Non-GAAP Net Income	$19,856	$15,666

GAAP Operating Income	$17,874	$16,520
GAAP Operating Margin Percentage	10.5%	10.3%
Non-GAAP Operating Income	$27,972	$22,755
Non-GAAP Operating Margin Percentage	16.4%	14.2%
Non-GAAP operating income excludes the impact of charges for the amortization of purchased intangible assets, equity-based compensation, restructuring costs (credits), and deferred maintenance revenue adjustments.
Diluted net income per share:

GAAP Net Income per share	$0.33	$0.29

Plus:
Amortization of purchased intangible assets	0.06	0.05
Equity-based compensation expense	0.19	0.02
Restructuring costs	—	0.08
Deferred maintenance revenue adjustment	—	—
Less: Income tax effect of non-GAAP adjustments	(0.09)	(0.05)

Non-GAAP Net Income per share	$0.49	$0.39

Shares used in computing diluted net income per share	40,713	40,603
Non-GAAP Financial Information

Hyperion Reports Q1 FY06 Results	p. 5
          The non-GAAP information included in this press release is not prepared in accordance with GAAP because it excludes the impact of charges, net of related tax, associated with Hyperion’s acquisition of Brio Software, the amortization of purchased intangible assets, equity-based compensation, restructuring costs, and deferred maintenance revenue adjustments. Management believes the presentation of this non-GAAP information may be useful to investors because the company has historically provided this or similar information and understands that some investors find it helpful in analyzing the Company’s revenues and expenses and comparing them to the revenues and expenses of the Company’s competitors or others. Management uses this non-GAAP information, along with GAAP information, in evaluating the Company’s historical and projected revenues and expenses, primarily with a view to assessing ongoing revenues and expenses associated with specific, non-recurring transactions, as is the case with our deferred maintenance revenue adjustment, purchased intangible assets, and restructuring costs. Management uses the non-GAAP information relating to our equity-based compensation, along with GAAP information, to compare this specific non-cash expense with similar expenses of the Company’s competitors or others. Management does so, in part, because of the divergence of opinion as to the best accounting method of equity compensation, notwithstanding the recent adoption of FAS 123R.
          The non-GAAP information is not prepared in accordance with generally accepted accounting principles and may differ from the non-GAAP information used by other companies. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP information. In this regard, while the specific transactions causing the non-GAAP expenses are non-recurring, the company in the future may effect other transactions, such as acquisitions or restructurings that will trigger similar expenses. Moreover, the company expects in the future to incur additional equity-based compensation with the granting of additional equity compensation pursuant to FAS 123R and otherwise. For these reasons, our non-GAAP information may not be as useful to investors as the GAAP information also provided. A reconciliation of our non-GAAP information to our GAAP information appears following the heading “Business Outlook” above and after the financial statements for the historical periods noted above.
“Hyperion,” the Hyperion “H” logo and Hyperion’s product names are trademarks of Hyperion. References to other companies and their products use trademarks owned by the respective companies and are for reference purpose only.

Hyperion Solutions Corporation
Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	September 30,
	2005	2004
REVENUES
Software licenses	$60,524	$57,424
Maintenance and services	109,701	102,114

TOTAL REVENUES	170,225	159,538

COSTS AND EXPENSES
Cost of revenues:
Software licenses	3,839	3,292
Maintenance and services	37,954	37,341
Sales and marketing	66,648	58,733
Research and development	27,881	25,714
General and administrative	16,129	14,869
Restructuring charges (credits)	(100)	3,069

TOTAL COSTS AND EXPENSES	152,351	143,018

OPERATING INCOME	17,874	16,520

Interest and other income	2,581	1,357
Interest and other expense	(5)	(12)

INCOME BEFORE INCOME TAXES	20,450	17,865

Income tax provision	7,158	6,252

NET INCOME	$13,292	$11,613

Basic net income per share	$0.34	$0.30
Diluted net income per share	$0.33	$0.29

Shares used in computing basic net income per share	39,516	39,073
Shares used in computing diluted net income per share	40,713	40,603

Hyperion Solutions Corporation
Consolidated Balance Sheets
(In thousands, except par value)

	September 30,	June 30,
	2005	2005
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$138,973	$170,740
Short-term investments	297,495	270,008
Accounts receivable, net of allowances of $10,709 and $10,053	119,072	141,045
Deferred income taxes	10,185	10,976
Prepaid expenses and other current assets	29,459	28,157

TOTAL CURRENT ASSETS	595,184	620,926

Property and equipment, net	73,435	74,911
Goodwill	137,792	137,898
Intangible assets, net	26,627	29,811
Deferred income taxes	32,517	30,287
Other assets	6,587	5,603

TOTAL ASSETS	$872,142	$899,436

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$53,157	$56,657
Accrued employee compensation and benefits	43,669	53,298
Income taxes payable	36,153	32,703
Deferred revenue	140,995	140,772
Restructuring liabilities	5,590	7,276

TOTAL CURRENT LIABILITIES	279,564	290,706

Long-term restructuring liabilities and other	23,330	24,830

TOTAL LIABILITIES	302,894	315,536

Stockholders’ equity:
Preferred stock — $0.001 par value; 5,000 shares authorized; none issued	—	—
Common stock — $0.001 par value; 300,000 shares authorized; 39,499 and 40,102 shares issued and outstanding	39	40
Additional paid-in capital	490,883	484,764
Retained earnings	80,514	100,491
Accumulated other comprehensive loss	(2,188)	(1,395)

TOTAL STOCKHOLDERS’ EQUITY	569,248	583,900

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$872,142	$899,436

Hyperion Solutions Corporation
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended
	September 30,
	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$13,292	$11,613
Adjustments to reconcile net income to net cash provided by operating activities:
Loss on sale of assets	6	—
Depreciation and amortization	8,100	8,642
Stock-based compensation	7,785	933
Provision for accounts receivable allowances	1,292	1,367
Deferred income taxes	(997)	(826)
Changes in operating assets and liabilities:
Accounts receivable	20,533	19,888
Prepaid expenses and other current assets	(1,288)	308
Other assets	(11)	465
Accounts payable and accrued liabilities	(8,082)	(206)
Accrued employee compensation and benefits	(9,552)	(9,472)
Income taxes payable	3,542	1,409
Deferred revenue	496	(6,779)
Restructuring liabilities	(1,684)	1,543
Long-term restructuring liabilities and other	2,969	(1,684)

Net cash provided by operating activities	36,401	27,201

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of investments	(122,918)	(6,750)
Proceeds from maturities of investments	94,095	81,850
Purchases of property and equipment	(3,478)	(4,721)
Proceeds from sale of property and equipment	5	24
Purchases of intangible assets	(37)	(1,773)
Payments for acquisitions, net of cash acquired	—	(2,838)

Net cash provided by (used in) investing activities	(32,333)	65,792

CASH FLOWS FROM FINANCING ACTIVITIES
Purchases of common stock	(45,860)	(35,183)
Proceeds from issuance of common stock	8,643	8,475
Income tax benefit from exercise of stock options	2,276	3,119

Net cash provided by (used in) financing activities	(34,941)	(23,589)

Effect of exchange rate on cash and cash equivalents	(894)	45

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(31,767)	69,449
Cash and cash equivalents at beginning of period	170,740	172,261

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$138,973	$241,710

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$—	$8
Cash paid for income taxes	$2,809	$1,970

Hyperion Solutions Corporation
Supplemental Financial Data
($ in thousands)
(Unaudited)

	Fiscal 2005								Fiscal 2006		% Change	% Change
	Q1		Q2		Q3		Q4		Q1		over Q4 05	over Q1 05
Revenue Analysis
Software License Revenue	$57,424	36%	$68,524	39%	$68,659	39%	$78,801	42%	$60,524	35%	-23%	5%
Maintenance and Services Revenue:
Maintenance Revenue	71,430	45%	75,183	42%	75,232	42%	77,248	41%	77,940	46%	1%	9%
Consulting and Training Revenue	30,684	19%	33,271	19%	33,216	19%	32,921	17%	31,761	19%	-4%	4%

Total Maintenance and Services Revenue	102,114	64%	108,454	61%	108,448	61%	110,169	58%	109,701	65%	0%	7%

Total Revenue	$159,538	100%	$176,978	100%	$177,107	100%	$188,970	100%	$170,225	100%	-10%	7%

Revenue by Geography
Americas	$97,085	61%	$106,652	60%	$105,816	60%	$119,046	63%	$108,034	63%	-9%	11%
EMEA	52,328	33%	57,910	33%	59,114	33%	57,030	30%	49,332	29%	-13%	-6%
APAC	10,125	6%	12,416	7%	12,177	7%	12,894	7%	12,859	8%	0%	27%

Total Revenue	$159,538	100%	$176,978	100%	$177,107	100%	$188,970	100%	$170,225	100%	-10%	7%

Software License Revenue by Geography
Americas	$29,510	51%	$37,498	55%	$35,981	53%	$47,514	60%	$36,407	60%	-23%	23%
EMEA	23,435	41%	25,018	36%	26,919	39%	25,195	32%	18,537	31%	-26%	-21%
APAC	4,479	8%	6,008	9%	5,759	8%	6,092	8%	5,580	9%	-8%	25%

Total Software License Revenue	$57,424	100%	$68,524	100%	$68,659	100%	$78,801	100%	$60,524	100%	-23%	5%

Software License Revenue by Channel
Direct	$41,930	73%	$50,978	74%	$46,237	67%	$63,256	80%	$44,293	73%	-30%	6%
Indirect	15,494	27%	17,546	26%	22,422	33%	15,545	20%	16,231	27%	4%	5%

Total Software License Revenue	$57,424	100%	$68,524	100%	$68,659	100%	$78,801	100%	$60,524	100%	-23%	5%

Transaction and Customer Information
Average Selling Price	$110		$119		$115		$131		$121		-8%	10%
Number of Software Transactions > $500	15		18		18		19		15		-21%	0%
Number of New Customers	274		282		314		354		310		-12%	13%
Percentage of License Revenue from New Customers	36%		26%		29%		26%		27%		4%	-25%

Selected Balance Sheet and Cash Flow Information
Cash, Cash Equivalents and Short-Term Investments	$362,551		$404,981		$426,726		$440,748		$436,468		-1%	20%
Cash Flow from Operations	$30,320		$29,659		$29,281		$41,429		$36,401		-12%	20%
Repurchases of Common Stock	$35,183		$2,287		$15,078		$31,488		$45,860		46%	30%
Days Sales Outstanding	63		68		73		67		63		-6%	0%

Headcount
Quota-Carrying Sales Representatives (A)	305		297		312		312		314		1%	3%

Americas Headcount	1,704	69%	1,702	68%	1,746	68%	1,760	68%	1,745	67%	-1%	2%
EMEA Headcount	572	23%	589	24%	603	24%	616	24%	632	24%	3%	10%
APAC Headcount	209	8%	205	8%	212	8%	210	8%	212	9%	1%	1%

Total Company Headcount	2,485	100%	2,496	100%	2,561	100%	2,586	100%	2,589	100%	0%	4%

(A)	All quarters have been adjusted to include EMEA telesales reps.